UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 07089

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/31
Date of reporting period:	05/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Pennsylvania
Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund, covering the six-month period from December 1, 2005, through May 31, 2006.

Since June 2004, the Federal Reserve Board (the “Fed”) has attempted to manage U.S. economic growth and forestall potential inflation by gradually raising short-term interest rates. In our view, the Fed’s shift from a stimulative monetary policy to a neutral one has so far been successful: the economy has grown at a moderate pace, the unemployment rate has dropped, corporate profits have risen, and inflation has generally remained in check despite recent cost pressures stemming from higher energy and import prices.

As we near the second half of the year, the financial markets appear more likely to be influenced not by what the Fed already has accomplished, but by investors’ expectations of what is to come, including the Fed’s decision to increase rates further, maintain them at current levels or reduce them to stimulate future growth.We believe that this decision will depend largely on the outlook for core inflation in 2007.The Fed probably can stand pat as long as it expects inflation to remain subdued. But if inflationary pressures continue to build, the Fed may choose to tighten monetary policy further. As always, we urge you to discuss with your financial advisor the potential implications of these possibilities on your investments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended May 31, 2006, the fund achieved a total return of 1.08% .1 In comparison, the fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index, achieved a total return of 1.15% for the same period.2

While robust demand for a limited number of securities supported municipal bond prices for most of the reporting period, they began to decline more sharply in the spring of 2006 when inflation concerns intensified.The fund slightly underperformed its benchmark, primarily because the benchmark does not reflect fees and expenses to which the fund is subject. In addition, the benchmark contains bonds from many states, not just Pennsylvania.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. The fund generally maintains a dollar-weighted average portfolio maturity between three and 10 years.The fund invests at least 80% of its assets in municipal bonds rated investment grade, or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its net assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment. We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

The Federal Reserve Board (the “Fed”) continued to raise short-term interest rates, increasing the overnight federal funds rate to 5% by the end of May. For most of the reporting period, longer-term bond yields rose less than short-term yields, contributing to narrower yield differences between the shorter- and longer-term securities and supporting prices of longer-term bonds. However, yield “spreads” began to widen in March 2006, when investors became more concerned about inflation, causing longer-term bond prices, including those with maturities in the intermediate range, to decline.

In addition, municipal bonds generally benefited from the improved fiscal condition of most issuers, including Pennsylvania. Rising tax revenues for most states and municipalities resulted in less need to borrow through the tax-exempt markets.Yet, investor demand remained robust as investors turned to municipal bonds for competitive levels of federally tax-exempt income, helping to support bond prices on a national level. Pennsylvania’s improving fiscal condition enabled it to achieve a budget surplus for the current fiscal year.

The fund’s relatively defensive investment posture, including a shorter-than-average duration which we adopted in anticipation of higher short-term interest rates, helped the fund retain more of its value when bond prices fell. However, the same strategy prevented the fund from participating fully in the strength of longer-term bonds early in the

4

reporting period. We maintained the fund’s emphasis on high-quality securities in an environment in which yield differences between higher-and lower-rated bonds remain relatively narrow. However, the fund’s quality profile tended to constrain returns when persistent investor demand for income-oriented securities led to better performance for lower-quality credits. More recently, when purchasing new securities, we have tended to focus on high-quality bonds in the 15- to 20-year maturity range, which we currently regard as relatively attractive values.

What is the fund’s current strategy?

Although we believe that the Fed may be nearing the end of its credit tightening campaign, we expect at least one or two more rate hikes before it pauses.Therefore, we have continued to maintain a relatively defensive posture, including an emphasis on high-quality securities. However, if interest rates continue to rise and market volatility increases, we may seek to take advantage of opportunities to purchase bonds at more attractive valuations. Of course, we are prepared to adjust our strategy should interest rates and economic conditions dictate.

June 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Pennsylvania Intermediate Municipal Bond Fund from December 1, 2005 to May 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2006

Expenses paid per $1,000 †	$ 3.96
Ending value (after expenses)	$1,010.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2006

Expenses paid per $1,000 †	$ 3.98
Ending value (after expenses)	$1,020.99

† Expenses are equal to the fund’s annualized expense ratio of .79%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS May 31, 2006 (Unaudited)
Long-Term Municipal	Coupon	Maturity	Principal
Investments—100.2%	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—99.7%
Albert Gallatin Area School
District (Insured; MBIA)	5.15	9/1/14	1,220,000	1,238,581
Armstrong School District,
GO (Insured; XCLA)	5.00	3/15/22	1,465,000 [a]	1,535,159
Bethlehem Authority,
Guaranteed Water Revenue
(Insured; FSA)	5.00	11/15/15	2,000,000	2,128,960
Bucks County Industrial
Development Authority,
Retirement Community Revenue
(Ann’s Choice, Inc. Facility)	5.90	1/1/27	250,000	253,382
Bucks County Water and Sewer
Authority, Revenue (Neshaminy
Interceptor) (Insured; AMBAC)	5.38	6/1/13	1,090,000	1,169,570
Butler Area Sewer Authority,
Sewer Revenue (Insured; FGIC)	0.00	1/1/10	600,000	521,988
Butler County
(Insured; FGIC)	5.25	7/15/13	1,670,000 [b]	1,809,278
Chester County,
GO	5.00	8/15/19	500,000	527,315
Chester County School Authority,
School LR (Chester County
Intermediate Unit Project)
(Insured; AMBAC)	5.00	4/1/21	2,325,000	2,426,184
Council Rock School District
(Insured; FGIC)	4.75	5/15/09	1,780,000 [b]	1,833,097
Delaware County	5.13	10/1/17	1,000,000	1,035,990
Delaware River Port Authority
(Port District Project)
(Insured; MBIA)	4.75	1/1/12	1,000,000	1,023,260
Harrisburg Authority,
Office and Parking Revenue	5.75	5/1/08	805,000	825,447
Harrisburg Parking Authority,
Parking Revenue (Insured; FSA)	5.75	5/15/14	740,000	812,490
Harrisburg Redevelopment Authority
(Insured; FSA)	0.00	11/1/16	2,000,000	1,228,100

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Kennett Consolidated School
District (Insured; FGIC)	5.25	2/15/16	1,000,000	1,072,460
McKeesport Area School District
(Insured; FGIC)	0.00	10/1/09	1,070,000	941,504
Monroe County Hospital Authority,
HR (Pocono Medical Center)	5.50	1/1/12	1,095,000	1,153,572
Monroeville Municipal Authority,
Sanitary Sewer Revenue
(Insured; MBIA)	5.25	12/1/15	1,035,000	1,114,664
Mount Lebanon School District,
GO (Insured; MBIA)	5.00	2/15/13	1,000,000 [b]	1,065,510
Neshaminy School District
(Insured; MBIA)	5.00	4/15/16	1,250,000	1,322,312
Norristown	0.00	12/15/11	1,465,000	1,173,245
Norristown	0.00	12/15/13	735,000	534,271
Norristown
(Insured; FGIC)	5.00	9/1/20	1,125,000	1,173,251
North Allegheny School District
(Insured; FGIC)	5.00	5/1/15	1,625,000	1,721,720
Pennsylvania Finance Authority,
Revenue (Penn Hills Project)
(Insured; FGIC)	5.25	12/1/06	940,000 [b]	948,338
Pennsylvania Finance Authority,
Revenue (Penn Hills Project)
(Insured; FGIC)	5.25	12/1/13	1,105,000	1,113,188
Pennsylvania Higher Educational
Facilities Authority, Revenue
(State System of Higher
Education) (Insured; AMBAC)	5.25	12/15/14	1,600,000	1,644,128
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)	6.00	1/15/13	1,995,000	2,157,573
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)	6.00	1/15/14	1,580,000	1,718,598

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Housing Finance
Agency, SFMR	4.25	4/1/16	160,000	156,072
Pennsylvania Industrial
Development Authority, EDR
(Insured; AMBAC)	5.50	7/1/14	2,350,000	2,561,712
Pennsylvania Intergovernmental
Cooperative Authority,
Special Tax Revenue
(Philadelphia Funding Program)
(Insured; FGIC)	5.25	6/15/16	1,200,000	1,248,072
Pennsylvania Public School
Building Authority, School
Revenue (Daniel Boone School
District Project) (Insured; MBIA)	5.00	4/1/17	1,005,000	1,048,637
Pennsylvania Turnpike Commission,
Oil Franchise Tax Revenue
(Insured; AMBAC)	5.25	12/1/18	545,000	568,190
Pennsylvania Turnpike Commission,
Oil Franchise Tax Revenue
(Insured; AMBAC)	5.25	12/1/18	455,000	473,582
Philadelphia
(Insured; FGIC)	5.70	11/15/06	370,000	373,593
Philadelphia
(Insured; XLCA)	5.25	2/15/14	2,000,000	2,131,120
Philadelphia,
Gas Works Revenue
(Insured; FSA)	5.50	7/1/15	1,550,000	1,633,716
Philadelphia Hospitals and Higher
Education Facilities
Authority, Health System
Revenue (Jefferson
Health System)	5.00	5/15/11	2,500,000	2,566,250
Philadelphia Hospitals and Higher
Education Facilities
Authority, Revenue (Temple
University Hospital)	6.50	11/15/08	1,350,000	1,396,521

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Philadelphia Municipal Authority,
LR (Insured; FSA)	5.25	11/15/11	2,000,000	2,126,440
Philadelphia Municipal Authority,
LR (Insured; FSA)	5.25	11/15/15	2,115,000	2,243,338
Pittsburgh School District,
GO (Insured; MBIA)	5.00	9/1/20	1,315,000	1,375,871
Sayre Health Care Facilities
Authority, Revenue
(Guthrie Health)	6.25	12/1/13	1,800,000	1,982,592
Sayre Health Care Facilities
Authority, Revenue
(Guthrie Health)	6.25	12/1/14	1,000,000	1,097,330
State Public School Building
Authority, School Revenue
(York School District Project)
(Insured; FSA)	5.00	5/1/18	545,000	571,754
Swarthmore Borough Authority,
College Revenue
(Swarthmore College)	5.25	9/15/20	750,000	800,040
Trinity Area School District
(Insured; FSA)	5.20	11/1/12	1,235,000	1,273,656
Wayne County Hospital and Health
Facilities Authority (Wayne
Memorial Hospital Project)
(Insured; MBIA)	5.25	7/1/16	2,135,000	2,263,655
West Mifflin Area School District,
GO (Insured; FSA)	5.00	10/1/22	710,000	744,215
West Mifflin Sanitary Sewer
Municipal Authority, Sewer
Revenue (Insured; MBIA)	4.90	8/1/13	880,000	897,882
Westmoreland County
(Insured; FGIC)	0.00	12/1/08	1,590,000	1,444,610

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Wilson Area School District
(Insured; FGIC)	5.13	3/15/16	1,300,000	1,379,716
Wilson Area School District
(Insured; FSA)	5.00	5/15/16	1,135,000	1,201,318
York County Hospital Authority,
Revenue (Lutheran Social
Services Health Center)	6.25	4/1/11	1,000,000	1,000,220
Yough School District
(Insured; FGIC)	0.00	10/1/07	1,000,000	950,300
U.S. Related—.5%
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.50	7/1/16	320,000	339,587

Total Investments (cost $72,063,097)			100.2%	73,073,124
Liabilities, Less Cash and Receivables			(.2%)	(109,821)
Net Assets			100.0%	72,963,303

[a] Purchased on a delayed delivery basis.
[b] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance
Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	RAC	Revenue Anticipation
Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage
Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue
Anticipation Notes
XLCA	XL Capital Assurance

12

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%) †

AAA	Aaa		AAA	75.5
AA	Aa		AA	16.2
A	A		A	4.2
BBB	Baa		BBB	3.3
BB	Ba		BB	.5
Not Rated [c]	Not Rated [c]		Not Rated [c]	.3
				100.0

†	Based on total investments.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES May 31, 2006 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	72,063,097	73,073,124
Cash		642,565
Interest receivable		869,680
Receivable for shares of Beneficial Interest subscribed		20,631
Prepaid expenses		9,359
		74,615,359

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		36,323
Payable for investment securities purchased		1,528,019
Payable for shares of Beneficial Interest redeemed		52,407
Accrued expenses		35,307
		1,652,056

Net Assets ($)		72,963,303

Composition of Net Assets ($):
Paid-in capital		71,749,334
Accumulated undistributed investment income—net		13,946
Accumulated net realized gain (loss) on investments		189,996
Accumulated net unrealized appreciation
(depreciation) on investments		1,010,027

Net Assets ($)		72,963,303

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,475,425
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.33

See notes to financial statements.
14

STATEMENT OF OPERATIONS Six Months Ended May 31, 2006 (Unaudited)
Investment Income ($):
Interest Income	1,669,221
Expenses:
Management fee—Note 3(a)	226,294
Shareholder servicing costs—Note 3(b)	42,689
Professional fees	27,140
Custodian fees	8,518
Registration fees	7,727
Trustees’ fees and expenses—Note 3(c)	5,391
Prospectus and shareholders’ reports	5,004
Loan commitment fees—Note 2	356
Miscellaneous	9,074
Total Expenses	332,193
Less—reduction in management fee
due to undertaking—Note 3(a)	(30,112)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(3,363)
Net Expenses	298,718
Investment Income—Net	1,370,503

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	22,921
Net unrealized appreciation (depreciation) on investments	(607,448)
Net Realized and Unrealized Gain (Loss) on Investments	(584,527)
Net Increase in Net Assets Resulting from Operations	785,976

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2006	Year Ended
	(Unaudited)	November 30, 2005

Operations ($):
Investment income—net	1,370,503	2,870,153
Net realized gain (loss) on investments	22,921	133,438
Net unrealized appreciation
(depreciation) on investments	(607,448)	(1,179,772)
Net Increase (Decrease) in Net Assets
Resulting from Operations	785,976	1,823,819

Dividends to Shareholders from ($):
Investment income—net	(1,356,557)	(2,834,974)
Net realized gain on investments	(138,528)	(197,507)
Total Dividends	(1,495,085)	(3,032,481)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	4,662,051	7,872,540
Dividends reinvested	1,131,596	2,323,028
Cost of shares redeemed	(8,531,522)	(15,532,828)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(2,737,875)	(5,337,260)
Total Increase (Decrease) in Net Assets	(3,446,984)	(6,545,922)

Net Assets ($):
Beginning of Period	76,410,287	82,956,209
End of Period	72,963,303	76,410,287
Undistributed investment income—net	13,946	—

Capital Share Transactions (Shares):
Shares sold	346,904	576,905
Shares issued for dividends reinvested	84,419	170,374
Shares redeemed	(636,966)	(1,137,065)
Net Increase (Decrease) in Shares Outstanding	(205,643)	(389,786)

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	May 31, 2006		Year Ended November 30,

	(Unaudited)	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value,
beginning of period	13.45	13.66	13.84	13.70	13.65	13.12
Investment Operations:
Investment income—net	.24[b]	.49[b]	.51[b]	.54[b]	.57[b]	.59
Net realized and unrealized
gain (loss) on investments	(.10)	(.18)	(.14)	.17	.20	.56
Total from Investment Operations	.14	.31	.37	.71	.77	1.15
Distributions:
Dividends from investment
income—net	(.24)	(.49)	(.50)	(.54)	(.57)	(.59)
Dividends from net realized
gain on investments	(.02)	(.03)	(.05)	(.03)	(.15)	(.03)
Total Distributions	(.26)	(.52)	(.55)	(.57)	(.72)	(.62)
Net asset value, end of period	13.33	13.45	13.66	13.84	13.70	13.65

Total Return (%)	1.08[c]	2.29	2.82	5.16	5.81	8.94

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.88[d]	.87	.85	.86	.85	.82
Ratio of net expense
to average net assets	.79[d]	.79	.80	.80	.80	.78
Ratio of net investment income
to average net assets	3.63[d]	3.62	3.69	3.93	4.21	4.36
Portfolio Turnover Rate	3.83[c]	7.31	22.50	25.16	10.77	27.47

Net Assets, end of period
($ x 1,000)	72,963	76,410	82,956	82,501	84,702	74,037

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and
	Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific
	basis for debt securities on a daily basis.The effect of this change for the period ended November 30, 2002 was to
	increase net investment income per share and decrease net realized and unrealized gain (loss) on investments by
	less than $.01 and increase the ratio of net investment income to average net assets from 4.16% to 4.21%. Per
	share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized
[d] Annualized
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values

18

from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2005 were as follows: tax exempt income $2,834,974, ordinary income $39,814 and long term capital gains $157,693.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended May 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from December 1, 2005 through May 31, 2006 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowing, commitment fees and extraordinary expenses, exceed an annual rate of .80% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $30,112 during the period ended May 31, 2006.

20

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2006, the fund was charged $17,863 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2006, the fund was charged $12,717 pursuant to the transfer agency agreement.

During the period ended May 31, 2006, the fund was charged $1,926 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $37,418, chief compliance officer fees $1,605 and transfer agency per account fees $4,200, which are offset against an expense reimbursement currently in effect in the amount of $6,900.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2006, amounted to $2,800,108 and $2,841,400, respectively.

At May 31, 2006, accumulated net unrealized appreciation on investments was $1,010,027, consisting of $1,395,400 gross unrealized appreciation and $385,373 gross unrealized depreciation.

At May 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

NOTES

For More	Information

Dreyfus	Transfer Agent &
Pennsylvania	Dividend Disbursing Agent
Intermediate	Dreyfus Transfer, Inc.
Municipal Bond Fund	200 Park Avenue
200 Park Avenue	New York, NY 10166
New York, NY 10166
Distributor
Manager
Dreyfus Service Corporation
The Dreyfus Corporation	200 Park Avenue
200 Park Avenue	New York, NY 10166
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Pennsylvania Intermediate Municipal Bond Fund

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	July 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	July 31, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	July 31, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)